FIDELITY(REGISTERED TRADEMARK)
TAX MANAGED STOCK
FUND

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             8   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    11  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           12  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  21  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 25  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS (INCLUDING AFTER-TAX RETURNS)

PERIODS ENDED APRIL 30, 2000    PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

Pre-Tax Total Returns           8.69%          12.09%       32.61%
FIDELITY TAX MANAGED STOCK

 FIDELITY TAX MANAGED STOCK     7.61%          10.97%       31.28%
(INCL. 1.00% TRADING FEE)

After-Tax Total Returns         8.63%          12.02%       32.52%
FIDELITY TAX MANAGED STOCK
(PRE-LIQUIDATION)

 FIDELITY TAX MANAGED STOCK     4.59%          6.63%        24.72%
(POST-LIQUIDATION AND INCL.
1.00% TRADING FEE)

S&P 500 (registered trademark)  7.20%          10.13%       33.13%

Growth Funds Average            16.99%         22.75%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six-month, one year or since the fund started on November 2, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. For after-tax pre-liquidation returns, the federal tax rate paid on dividends and short-term capital gains is calculated assuming a 39.6% tax rate, and taxes are deducted from distributions prior to reinvestment. The pre-liquidation after-tax returns assume that you continue to hold your shares. For after-tax post-liquidation returns, taxes are paid on distributions as described above and taxes are also paid upon redemption of fund shares. For shares held for one year or less a 39.6% tax rate is assumed (including shares purchased by dividend reinvestment). For shares held for more than one year a 20% tax rate is assumed. State and local tax rates are not included in this analysis. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1349 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of trading fees and taxes. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 1 YEAR  LIFE OF FUND

Pre-Tax Total Returns           12.09%       20.81%
FIDELITY TAX MANAGED STOCK

 FIDELITY TAX MANAGED STOCK     10.97%       20.00%
(INCL. 1.00% TRADING FEE)

After-Tax Total Returns         12.02%       20.75%
FIDELITY TAX MANAGED STOCK
(PRE-LIQUIDATION)

 FIDELITY TAX MANAGED STOCK     6.63%        15.94%
(POST-LIQUIDATION AND INCL.
1.00% TRADING FEE)

S&P 500 (registered trademark)  10.13%       21.13%

Growth Funds Average            22.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             Tax Managed Stock Fund      S&P 500
             00343                       SP001
  1998/11/02      10000.00                    10000.00
  1998/11/30      10480.00                    10481.75
  1998/12/31      11130.00                    11085.71
  1999/01/31      11510.00                    11549.32
  1999/02/28      11090.00                    11190.36
  1999/03/31      11490.00                    11638.09
  1999/04/30      11830.00                    12088.83
  1999/05/31      11510.00                    11803.42
  1999/06/30      12140.00                    12458.51
  1999/07/31      11810.00                    12069.55
  1999/08/31      11840.00                    12009.81
  1999/09/30      11420.00                    11680.62
  1999/10/31      12200.00                    12419.77
  1999/11/30      12460.00                    12672.26
  1999/12/31      13350.76                    13418.66
  2000/01/31      12599.60                    12744.50
  2000/02/29      12689.74                    12503.25
  2000/03/31      13751.39                    13726.44
  2000/04/28      13260.62                    13313.41
IMATRL PRASUN   SHR__CHT 20000430 20000518 120936 R00000000000021

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Tax Managed Stock Fund on November 2, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $13,261 - a 32.61% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,313 - a 33.13% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a fund
that invests in stocks will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF APRIL 30, 2000, THE SIX MONTH AND ONE YEAR CUMULATIVE TOTAL RETURNS FOR THE LARGE-CAP CORE FUNDS AVERAGE WERE 10.79%, AND 14.31%, RESPECTIVELY; AND THE ONE YEAR AVERAGE ANNUAL TOTAL RETURN WAS 14.31%. THE SIX MONTH AND ONE YEAR CUMULATIVE TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE WERE 12.63% AND 16.93%, RESPECTIVELY; AND THE ONE YEAR AVERAGE ANNUAL TOTAL RETURN WAS 16.93%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A prolonged period of market
consistency that fostered seemingly
fixed expectations of rising
technology stocks reversed course
with a sudden change in investor
sentiment during the latter part of the
six-month period that ended April
30, 2000. To wit: After rising to a high of 5048 on March 10, 2000 the tech-heavy NASDAQ Composite
Index - the benchmark for new
economy stocks that outperformed
most other domestic equity indexes in
1999 - experienced a pullback in
April. Shortly after experiencing a
10%-20% correction in March, the
NASDAQ sank a full 25% during a
single week in mid-April, dropping
the index to 3321 and hampering its
30.28% return for the period. At the
same time, investors retreated to the
safety of larger companies, such as
those listed in the Standard & Poor's
500SM Index, which ended the
period with a 7.20% return. Another
index of well-established stocks - the
Dow Jones Industrial Average -
surged higher during the NASDAQ's
plummet, but the brief rally wasn't
enough to significantly offset the
blue-chip benchmark's poor returns
earlier in the period, as the Dow
eked out a 0.78% gain. Interest in
stocks of smaller companies followed
a similar pattern to the NASDAQ, as
the Russell 2000(registered trademark) Index - a barometer of small-cap stocks - returned a robust 18.72%, but also experienced monthly declines of more than 6% in both March and April.

(photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity Tax Managed Stock Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the six-month period that ended April 30, 2000, the fund generated a total return of 8.69%. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, returned 7.20%. For the 12-month period that ended April 30, 2000, the fund posted a total return of 12.09%, compared to the S&P 500 index's return of 10.13% for the same period. The fund also compares its performance to the Lipper Inc. growth funds average, which returned 16.99% during the past six months and 22.75% during the past year.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM THE INDEX, YET LAG ITS PEER GROUP DURING THE SIX-MONTH PERIOD?

A. The fund outperformed the index during the period on the basis of good stock selection in a number of sectors. The fund remained slightly underweighted relative to the index in the utilities sector, but our holdings in the telecom subsector provided the largest contribution to total return. An increase in consumer demand for wireless technology drove cellular services and wireless manufacturing stocks - such as Nokia and Ericsson - higher during the period. Merger and acquisition activity in telecom - as in the case of Vodafone AirTouch acquiring Mannesmann - also fueled returns. The fund remained underweighted in the basic industries sector, but the positions we held outperformed the index by 22%. Specifically, the fund benefited by not owning S&P underperformers DuPont and International Paper, while being overweighted in Corning and Alcoa, which did quite well. While I can't be sure what other funds were holding, I suspect many of them were more heavily weighted with technology stocks than the fund was, enabling the Lipper average to post a higher return.

Q. STILL, THE FUND'S LARGEST SECTOR WEIGHTING CONTINUED TO BE
TECHNOLOGY. HOW DID THESE STOCKS PERFORM?

A. In conjunction with the demand for wireless communications, many of the fund's technology positions that produce the internal components for wireless handsets, such as Texas Instruments, performed well. While the fund remained slightly underweighted in technology during the period, strong stock selection helped the fund's technology positions outperform those in the index by 4%. The fund's holdings in companies involved in the build-out of the Internet infrastructure - such as Cisco, Intel, Oracle and EMC - stood out as top contributors. In the fourth quarter of 1999, these stocks rallied as investors perceived them to be the backbone of the new economy. Toward the end of the period, however, a correction in technology stocks caused by increasing signs of inflation, higher interest rates and warnings of overvaluations hurt performance. The fund's diversification in selected financials, such as Morgan Stanley Dean Witter and American Express, and various energy stocks, such as TotalFinaElf, kept it from experiencing the volatile swings associated with technology stocks as the period drew to a close.

Q. WHICH SPECIFIC STOCKS WERE TOP PERFORMERS?

A. Internet networking products maker Cisco, the fund's second-largest holding at the end of the period, was the fund's top contributor. As part of an effort to capture more business with telecom carriers, the company announced a number of business alliances during the period, including a reported multi-billion dollar deal to become the preferred provider of data networking equipment to local phone carrier SBC Communications. Another top contributor - Intel - benefited from strong demand for semiconductors and personal computers.

Q. WHAT WERE SOME OF THE DISAPPOINTMENTS?

A. Ongoing negative developments in the federal government's antitrust case against Microsoft hampered the fund's total return. Shares of Microsoft fell more than 20% during the period. The fund's position in household products provider Procter & Gamble also detracted from overall performance in response to a negative earnings announcement that was in part due to higher operating costs.

Q. WHAT'S YOUR OUTLOOK, TIM?

A. I remain cautiously optimistic about the next six months. There are signs that potential inflation in the rapidly growing U.S. economy may be realized and, if so, the Federal Reserve Board's persistent interest-rate hikes could impact the equity markets even more than they already did toward the end of this period. In this economic environment, it is prudent to remain invested in a diversified range of companies with strong earnings prospects, sound fundamentals and reasonable valuations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks long-term growth
of capital by investing mainly
in equity securities and
attempting to reduce the
impact of federal taxes on
shareholder investment
returns

FUND NUMBER: 343

TRADING SYMBOL: FTXMX

START DATE: November 2,
1998

SIZE: as of April 30, 2000,
more than $90 million

MANAGER: Tim Heffernan,
since inception; manager,
Fidelity Congress Street and
Exchange Funds, since
1997; various institutional
funds for Fidelity
Management Trust Company,
1992-1996; joined Fidelity
in 1984

TIM HEFFERNAN ON THE IMPACT
OF FEDERAL TAXES ON THE FUND'S
RETURN AND HARVESTING LOSSES:

"Managing capital gains and
losses is an integral part of the
tax-sensitive investment strategy.
Although some investors may view
capital losses as undesirable, they
are an important component of
the tax-sensitive investment
process. For example, research
downgrades may make a security no
longer attractive and the ensuing
sale of this security will result in
capital gains. At this time, the
fund will seek to capture the
opportunity to sell some tax lots of
a specific stock at a capital loss to
offset the capital gain. To make a
realistic assessment of the taxes
associated with capital gains, each
tax lot - a way to identify a security
by date and purchase price - is
considered a separate holding.
Therefore, when I sell, I choose
not only which stock to sell, but
also which tax lots of each stock to
sell.

"Since realized losses of this nature
can be carried forward for up to
eight years, I view losses as
increasing my flexibility to do two
things. First, losses enable me to
sell other stocks in the portfolio
that are no longer attractive, but
that have significant gains and a
large tax liability that would
otherwise make them too costly to
sell. Losses can be used to offset
realized gains and the proceeds
from a sale can be used to buy a
more attractive stock. The net effect
of this transaction leads to a lower
distribution of capital gains.

"Second, losses give me the
opportunity to sell a tax lot of a
specific stock with a large
embedded gain, raising the cost
basis of the portfolio's entire
position in the stock while
reducing the tax liability."


INVESTMENT CHANGES





TOP TEN STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.3                     4.9

Cisco Systems, Inc.             4.0                     2.8

Intel Corp.                     3.4                     1.8

Microsoft Corp.                 2.6                     4.6

Wal-Mart Stores, Inc.           2.2                     1.5

Citigroup, Inc.                 2.2                     2.6

Vodafone AirTouch PLC           2.0                     2.1

American International Group,   2.0                     1.4
Inc.

Time Warner, Inc.               1.9                     1.5

AT&T Corp.                      1.8                     2.0

                                26.4                    25.2

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      33.5                    21.1

Finance                         12.7                    16.5

Utilities                       9.5                     11.7

Health                          9.2                     11.0

Energy                          7.2                     8.2



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                        AS OF OCTOBER 31, 1999 **

Stocks                          100.2%                        Stocks                                98.9%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                (0.2)% A                      Net Other Assets                       1.1%

* FOREIGN INVESTMENTS             8.8%                        ** FOREIGN INVESTMENTS                 7.5%

Row: 1, Col: 1, Value: 100.2                                  Row: 1, Col: 1, Value: 98.90000000000001
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: nil
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.0                                    Row: 1, Col: 8, Value: 1.1





A SHORT-TERM INVESTMENTS AND NET OTHER ASSETS ARE NOT INCLUDED IN THE
PIE CHART.


INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 100.2%

                                 SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.9%

Alliant Techsystems, Inc. (a)     3,900                 $ 271,538

Boeing Co.                        6,400                  254,000

Honeywell International, Inc.     6,500                  364,000

Textron, Inc.                     8,100                  501,694

United Technologies Corp.         5,600                  348,250

                                                         1,739,482

BASIC INDUSTRIES - 2.5%

CHEMICALS & PLASTICS - 1.3%

Dow Chemical Co.                  2,800                  316,400

E.I. du Pont de Nemours and       11,600                 550,275
Co.

Praxair, Inc.                     3,000                  133,313

Union Carbide Corp.               2,900                  171,100

                                                         1,171,088

METALS & MINING - 0.6%

Alcoa, Inc.                       9,300                  603,338

PAPER & FOREST PRODUCTS - 0.6%

Champion International Corp.      2,400                  157,800

Kimberly-Clark Corp.              6,700                  389,019

                                                         546,819

TOTAL BASIC INDUSTRIES                                   2,321,245

CONSTRUCTION & REAL ESTATE -
0.3%

CONSTRUCTION - 0.3%

Centex Corp.                      12,100                 291,913

DURABLES - 1.1%

AUTOS, TIRES, & ACCESSORIES -
0.4%

General Motors Corp.              3,800                  355,775

CONSUMER DURABLES - 0.3%

Minnesota Mining &                3,200                  276,800
Manufacturing Co.

CONSUMER ELECTRONICS - 0.2%

Black & Decker Corp.              3,800                  159,838

HOME FURNISHINGS - 0.2%

Leggett & Platt, Inc.             9,600                  205,200

TOTAL DURABLES                                           997,613

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

ENERGY - 7.2%

ENERGY SERVICES - 0.2%

Schlumberger Ltd.                 2,400                 $ 183,750

OIL & GAS - 7.0%

Amerada Hess Corp.                6,100                  388,113

Anadarko Petroleum Corp.          4,600                  199,813

Chevron Corp.                     2,700                  229,838

Exxon Mobil Corp.                 20,204                 1,569,598

Royal Dutch Petroleum Co. (NY     19,800                 1,136,025
Shares)

Sunoco, Inc.                      17,500                 530,469

The Coastal Corp.                 3,100                  155,581

Tosco Corp.                       6,200                  198,788

TotalFinaElf SA sponsored ADR     18,137                 1,371,611

Vastar Resources, Inc.            7,700                  620,813

                                                         6,400,649

TOTAL ENERGY                                             6,584,399

FINANCE - 12.7%

BANKS - 2.5%

Bank of America Corp.             10,100                 494,900

Bank of New York Co., Inc.        6,800                  279,225

Bank One Corp.                    11,600                 353,800

Chase Manhattan Corp.             5,900                  425,169

Firstar Corp.                     5,600                  139,300

Wells Fargo & Co.                 14,000                 574,875

                                                         2,267,269

CREDIT & OTHER FINANCE - 3.6%

American Express Co.              3,300                  495,206

Associates First Capital          20,000                 443,750
Corp. Class A

Citigroup, Inc.                   33,150                 1,970,353

Providian Financial Corp.         3,700                  325,831

                                                         3,235,140

FEDERAL SPONSORED CREDIT - 0.6%

Fannie Mae                        5,500                  331,719

Freddie Mac                       3,900                  179,156

                                                         510,875

INSURANCE - 4.5%

AMBAC Financial Group, Inc.       7,600                  364,800

American International Group,     16,725                 1,834,523
Inc.

CIGNA Corp.                       11,000                 877,250

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Hartford Financial Services       7,700                 $ 401,844
Group, Inc.

Hartford Life, Inc. Class A       3,400                  167,450

MBIA, Inc.                        6,700                  331,231

UnumProvident Corp.               8,100                  137,700

                                                         4,114,798

SECURITIES INDUSTRY - 1.5%

Charles Schwab Corp.              7,400                  329,300

Lehman Brothers Holdings,         1,800                  147,713
Inc.

Merrill Lynch & Co., Inc.         3,200                  326,200

Morgan Stanley Dean Witter &      7,800                  598,650
Co.

                                                         1,401,863

TOTAL FINANCE                                            11,529,945

HEALTH - 9.2%

DRUGS & PHARMACEUTICALS - 5.6%

American Home Products Corp.      8,500                  477,594

Amgen, Inc. (a)                   8,900                  498,400

Bristol-Myers Squibb Co.          12,100                 634,494

Eli Lilly & Co.                   16,000                 1,237,000

Pfizer, Inc.                      22,900                 964,663

Schering-Plough Corp.             13,500                 544,219

Warner-Lambert Co.                6,500                  739,781

                                                         5,096,151

MEDICAL EQUIPMENT & SUPPLIES
- 3.3%

Abbott Laboratories               14,100                 541,969

Baxter International, Inc.        12,400                 807,550

Cardinal Health, Inc.             8,900                  490,056

Edwards Lifesciences Corp. (a)    980                    14,700

Johnson & Johnson                 9,800                  808,500

Medtronic, Inc.                   5,720                  297,083

                                                         2,959,858

MEDICAL FACILITIES MANAGEMENT
- 0.3%

UnitedHealth Group, Inc.          4,100                  273,419

TOTAL HEALTH                                             8,329,428

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.7%

ELECTRICAL EQUIPMENT - 4.7%

Emerson Electric Co.              7,300                 $ 400,588

General Electric Co.              24,700                 3,884,058

                                                         4,284,646

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Caterpillar, Inc.                 9,800                  386,488

Illinois Tool Works, Inc.         4,800                  307,500

Ingersoll-Rand Co.                4,800                  225,300

                                                         919,288

TOTAL INDUSTRIAL MACHINERY &                             5,203,934
EQUIPMENT

MEDIA & LEISURE - 6.0%

BROADCASTING - 4.3%

AT&T Corp. - Liberty Media        11,888                 593,657
Group Class A (a)

CBS Corp. (a)                     13,400                 787,250

Clear Channel Communications,     6,200                  446,400
Inc. (a)

MediaOne Group, Inc. (a)          4,800                  363,000

Time Warner, Inc.                 19,500                 1,753,781

                                                         3,944,088

ENTERTAINMENT - 0.8%

Carnival Corp.                    10,700                 266,163

Viacom, Inc. Class B              3,200                  174,000
(non-vtg.) (a)

Walt Disney Co.                   7,500                  324,844

                                                         765,007

PUBLISHING - 0.3%

McGraw-Hill Companies, Inc.       4,400                  231,000

RESTAURANTS - 0.6%

McDonald's Corp.                  7,800                  297,375

Outback Steakhouse, Inc. (a)      6,800                  222,700

                                                         520,075

TOTAL MEDIA & LEISURE                                    5,460,170

NONDURABLES - 3.4%

BEVERAGES - 1.1%

Anheuser-Busch Companies,         3,700                  261,081
Inc.

Coca-Cola Enterprises, Inc.       6,700                  142,794

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

NONDURABLES - CONTINUED

BEVERAGES - CONTINUED

Seagram Co. Ltd.                  3,700                 $ 194,520

The Coca-Cola Co.                 9,000                  423,563

                                                         1,021,958

FOODS - 0.7%

Keebler Foods Co.                 11,700                 367,819

Nabisco Group Holdings Corp.      16,800                 216,300

                                                         584,119

HOUSEHOLD PRODUCTS - 1.1%

Avon Products, Inc.               4,800                  199,200

Gillette Co.                      13,300                 492,100

Procter & Gamble Co.              5,200                  310,050

                                                         1,001,350

TOBACCO - 0.5%

Philip Morris Companies, Inc.     22,400                 490,000

TOTAL NONDURABLES                                        3,097,427

PRECIOUS METALS - 0.1%

Newmont Mining Corp.              5,500                  128,906

RETAIL & WHOLESALE - 6.0%

APPAREL STORES - 0.6%

Gap, Inc.                         9,500                  349,125

The Limited, Inc.                 4,500                  203,344

                                                         552,469

DRUG STORES - 0.3%

Walgreen Co.                      9,900                  278,438

GENERAL MERCHANDISE STORES -
2.6%

Target Corp.                      5,400                  359,438

Wal-Mart Stores, Inc.             36,500                 2,021,188

                                                         2,380,626

GROCERY STORES - 0.8%

Kroger Co. (a)                    13,900                 258,019

Safeway, Inc. (a)                 9,100                  401,538

                                                         659,557

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.7%

Best Buy Co., Inc. (a)            3,600                  290,700

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Home Depot, Inc.                  18,800                $ 1,053,975

Lowe's Companies, Inc.            4,500                  222,750

                                                         1,567,425

TOTAL RETAIL & WHOLESALE                                 5,438,515

SERVICES - 0.5%

ACNielsen Corp. (a)               19,300                 445,106

TECHNOLOGY - 33.5%

COMMUNICATIONS EQUIPMENT - 9.9%

ADC Telecommunications, Inc.      4,400                  267,300
(a)

Cisco Systems, Inc. (a)           52,000                 3,605,063

Corning, Inc.                     2,700                  533,250

Lucent Technologies, Inc.         23,800                 1,480,063

Nokia AB sponsored ADR            18,400                 1,046,500

Nortel Networks Corp.             9,900                  1,119,165

Telefonaktiebolaget LM            10,500                 928,594
Ericsson sponsored ADR

                                                         8,979,935

COMPUTER SERVICES & SOFTWARE
- 7.5%

America Online, Inc. (a)          6,000                  358,875

Ceridian Corp. (a)                7,900                  171,331

Citrix Systems, Inc. (a)          4,400                  268,675

Computer Associates               5,700                  318,131
International, Inc.

Computer Sciences Corp. (a)       3,900                  318,094

DST Systems, Inc. (a)             5,300                  393,194

Electronic Data Systems Corp.     3,700                  254,375

Electronics for Imaging, Inc.     2,600                  135,850
(a)

First Data Corp.                  3,800                  185,013

Microsoft Corp. (a)               34,100                 2,378,475

Oracle Corp. (a)                  20,300                 1,622,731

Unisys Corp. (a)                  6,200                  143,763

VERITAS Software Corp. (a)        2,600                  278,891

                                                         6,827,398

COMPUTERS & OFFICE EQUIPMENT
- 7.9%

CDW Computer Centers, Inc. (a)    1,800                  187,200

Compaq Computer Corp.             11,200                 327,600

Dell Computer Corp. (a)           19,200                 962,400

EMC Corp. (a)                     11,400                 1,583,888

Gateway, Inc. (a)                 4,700                  259,675

Hewlett-Packard Co.               8,100                  1,093,500

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

International Business            12,900                $ 1,439,963
Machines Corp.

SCI Systems, Inc. (a)             5,600                  298,200

Sun Microsystems, Inc. (a)        11,600                 1,066,475

                                                         7,218,901

ELECTRONIC INSTRUMENTS - 0.5%

Applied Materials, Inc. (a)       4,300                  437,794

ELECTRONICS - 7.7%

Analog Devices, Inc. (a)          5,800                  445,513

Cree Research, Inc. (a)           1,300                  189,150

Intel Corp.                       24,700                 3,132,269

Linear Technology Corp.           2,600                  148,525

Micron Technology, Inc. (a)       2,400                  334,200

Motorola, Inc.                    7,100                  845,344

Sanmina Corp. (a)                 2,800                  168,175

Texas Instruments, Inc.           7,400                  1,205,275

Tyco International Ltd.           11,900                 546,656

                                                         7,015,107

TOTAL TECHNOLOGY                                         30,479,135

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.3%

AMR Corp.                         3,800                  129,438

SkyWest, Inc.                     3,300                  139,013

                                                         268,451

RAILROADS - 0.3%

Burlington Northern Santa Fe      12,000                 289,500
Corp.

TOTAL TRANSPORTATION                                     557,951

UTILITIES - 9.5%

CELLULAR - 3.7%

Nextel Communications, Inc.       5,100                  558,131
Class A (a)

QUALCOMM, Inc. (a)                4,900                  531,344

Sprint Corp. - PCS Group          7,700                  423,500
Series 1 (a)

Vodafone AirTouch PLC             188,686                886,825

Vodafone AirTouch PLC             20,250                 951,750
sponsored ADR

                                                         3,351,550

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 0.2%

AES Corp. (a)                     2,100                 $ 188,869

TELEPHONE SERVICES - 5.6%

AT&T Corp.                        23,715                 1,107,194

BellSouth Corp.                   16,300                 793,606

MCI WorldCom, Inc. (a)            18,800                 854,225

McLeodUSA, Inc. Class A (a)       25,500                 637,500

SBC Communications, Inc.          26,906                 1,178,819

Sprint Corp. - FON Group          5,100                  313,650

U.S. WEST, Inc.                   2,400                  170,850

                                                         5,055,844

TOTAL UTILITIES                                          8,596,263

TOTAL COMMON STOCKS                                      91,201,432
(Cost $73,821,624)

U.S. TREASURY OBLIGATIONS -
0.1%

                                       PRINCIPAL AMOUNT

U.S. Treasury Bills, yield at          $ 100,000              99,229
date of purchase 5.67% to
5.8% 5/11/00 to 7/13/00
(Cost $99,190)

CASH EQUIVALENTS - 3.8%

                              SHARES

Taxable Central Cash Fund,     3,421,622                 3,421,622
5.77% (b) (Cost $3,421,622)

TOTAL INVESTMENT PORTFOLIO -                             94,722,283
104.1%
(Cost $77,342,436)

NET OTHER ASSETS - (4.1)%                                (3,731,530)

NET ASSETS - 100%                                       $ 90,990,753

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost
of investment securities for income tax purposes was $77,347,719. Net unrealized appreciation aggregated $17,374,564, of which $19,965,640 related to appreciated investment securities and $2,591,076 related to depreciated investment securities.

At October 31, 1999, the fund had a capital loss carryforward of approximately $2,211,000 all of which will expire on October 31, 2007.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 94,722,283
value (cost $77,342,436) -
See accompanying schedule

Receivable for investments                    9,748,120
sold

Receivable for fund shares                    20,600
sold

Dividends receivable                          61,224

Interest receivable                           10,345

Redemption fees receivable                    239

 TOTAL ASSETS                                 104,562,811

LIABILITIES

Payable for investments        $ 13,478,050
purchased

Payable for fund shares         23,983
redeemed

Accrued management fee          43,341

Other payables and accrued      26,684
expenses

 TOTAL LIABILITIES                            13,572,058

NET ASSETS                                   $ 90,990,753

Net Assets consist of:

Paid in capital                              $ 79,017,282

Distributions in excess of                    (90,967)
net investment income

Accumulated undistributed net                 (5,313,522)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   17,377,960
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 6,874,350                    $ 90,990,753
shares outstanding

NET ASSET VALUE, offering                     $13.24
price and redemption price
per share ($90,990,753
(divided by) 6,874,350
shares) A

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE REDEMPTION FEE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 349,963
Dividends

Interest                                      49,137

 TOTAL INCOME                                 399,100

EXPENSES

Management fee                 $ 233,743

Transfer agent fees             52,886

Accounting fees and expenses    30,098

Non-interested trustees'        114
compensation

Custodian fees and expenses     3,744

Registration fees               25,727

Audit                           8,863

Legal                           84,322

Miscellaneous                   140

 Total expenses before          439,637
reductions

 Expense reductions             (1,073)       438,564

NET INVESTMENT INCOME (LOSS)                  (39,464)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities          (3,003,534)

 Futures contracts              (68,852)      (3,072,386)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          9,368,377

 Assets and liabilities in      (1,887)       9,366,490
foreign currencies

NET GAIN (LOSS)                               6,294,104

NET INCREASE (DECREASE) IN                   $ 6,254,640
NET ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED APRIL 30,  NOVEMBER 2, 1998
                                 2000 (UNAUDITED)            (COMMENCEMENT OF OPERATIONS)
                                                             TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ (39,464)                  $ 63,031
income (loss)

 Net realized gain (loss)         (3,072,386)                 (2,241,083)

 Change in net unrealized         9,366,490                   8,011,470
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       6,254,640                   5,833,418
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (62,883)                    -
 From net investment income

 In excess of net investment      (51,503)                    -
income

 TOTAL DISTRIBUTIONS              (114,386)                   -

Share transactions Net            22,649,314                  66,012,558
proceeds from sales of shares

 Reinvestment of distributions    104,431                     -

 Cost of shares redeemed          (6,588,873)                 (3,257,220)

 NET INCREASE (DECREASE) IN       16,164,872                  62,755,338
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   65,025                      31,846

  TOTAL INCREASE (DECREASE)       22,370,151                  68,620,602
IN NET ASSETS

NET ASSETS

 Beginning of period              68,620,602                  -

 End of period (including        $ 90,990,753                $ 68,620,602
under (over) distribution
of net investment income of
$(90,967) and  $63,084,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,752,146                   5,907,770

 Issued in reinvestment of        8,133                       -
distributions

 Redeemed                         (509,701)                   (283,998)

 Net increase (decrease)          1,250,578                   5,623,772


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E



SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.20                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                            .02

Net realized and unrealized       1.06                             2.17
gain (loss)

Total from investment             1.05                             2.19
operations

Less Distributions

 From net investment income       (.01)                            -

 In excess of net investment      (.01)                            -
income

 Total distributions              (.02)                            -

Redemption fees added to paid     .01                              .01
in capital

Net asset value, end of period   $ 13.24                          $ 12.20

TOTAL RETURN B, C                 8.69%                            22.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 90,991                         $ 68,621
(000 omitted)

Ratio of expenses to average      1.10% A                          1.11% A
net assets

Ratio of expenses to average      1.10% A                          1.10% A, F
net assets after  expense
reductions

Ratio of net investment           (.10)% A                         .14% A
income to average net assets

Portfolio turnover rate           58% A                            32% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Tax Managed Stock Fund (the fund) is a fund of Fidelity Beacon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

TRADING (REDEMPTION) FEES. Shares held in the fund less than 2 years are subject to a trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $39,767,569 and $22,836,037, respectively.

The market value of futures contracts opened and closed during the period amounted to $8,219,173 and $8,150,321, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .13% of average net assets.

ACCOUNTING FEES. FSC, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $712 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,073 under this arrangement.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Tim Heffernan, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

TMG-SANN-0600  103562
1.719931.101

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund(registered trademark)
Contrafund(registered trademark)  II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDLEITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com